Exhibit 10.15

FIRST AMENDMENT TO LOAN AGREEMENT AND PROMISSORY NOTE

This First Amendment to Loan Agreement and Promissory Note (this "Amendment") is made as of February_____, 2009, by and between Heilongjiang Shuaiyi New Energy Development Co., Ltd., a limited liability company established and existing under the law of the People’s Republic of China (the "Company") and the lender signatory hereto (the "Lender"). Terms not otherwise defined in this Amendment shall have the meaning given to such terms in the Note (defined below).

BACKGROUND

The Company and the Lender entered into that certain LOAN AGREEMENT AND PROMISSORY NOTE, dated as of December 8, 2008 (the "Note"), pursuant to which, among others, the Lender agreed to lend the principal amount of RMB _________ (¥___________) (the "Loan") to the Company. The parties hereto now desire to amend the Note to make the Loan subordinate in right of payment to any other debts of the Company, present and future, occurring prior to the Maturity Date.

NOW, THEREFORE, in consideration of the foregoing and of good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.

The following provision is hereby added to Section 3 of the Note as subsection 3(c):

(c) Subordination. The Lender hereby subordinates any right to receive any payment with respect to this Note, to the payment or provision for payment in full of all claims of all present and future creditors of the Company arising out of any matter occurring prior to the Maturity Date.

2.

This Amendment shall be construed and interpreted in accordance with the laws of the People’s Republic of China without giving effect to the principles of conflict of laws thereof.

3.

Except as expressly amended hereby, the terms and provisions of the Note shall remain in full force and effect, and the Note, as previously amended, is in all respects ratified and confirmed.

4.

This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed an original and all of which taken together, shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the above written date.

Heilongjiang Shuaiyi New Energy
Development Co., Ltd.

By :	By:
Lianyun HAN
Its: Legal Representative

Address:	Address:
No. 41 Hanguang Street, Nangang District
Harbin 150080, People’s Republic of China